Exhibit 10.3

AMENDMENT #2

CONTRACT #0000000000000000000055827

This is an Amendment to the Contract (the “Contract”) entered into by and between the Indiana Family and Social Services Administration. NeuroDiagnostic Institute (the “State”) and SYRA HEALTH CORP (the “Contractor”) approved by the last State signatory on April 29, 2022.

In consideration of the mutual undertakings and covenants hereinafter set forth, the parties agree as follows:

This Contract for staffing services is hereby amended to update the cost schedule and add funds.

The Contract term does not change. It shall terminate on January 31, 2025.

The consideration for this amendment is $265,265.85. Total remuneration under the Contract is not to exceed $17,355,201.50.

The cost schedule is amended to include additional funding and update project details. The cost schedule is outlined in Exhibit 2A, which supersedes Exhibit 2 and is attached hereto and incorporated herein.

All matters set forth in the original Contract and not affected by this Amendment shall remain in full force and effect.

Non-Collusion and Acceptance

The undersigned attests, subject to the penalties for perjury, that the undersigned is the Contractor, or that the undersigned is the properly authorized representative, agent, member or officer of the Contractor. Further, to the undersigned’s knowledge, neither the undersigned nor any other member, employee, representative, agent or officer of the Contractor, directly or indirectly, has entered into or been offered any sum of money or other consideration for the execution of this Contract other than that which appears upon the face hereof. Furthermore, if the undersigned has knowledge that a state officer, employee, or special state appointee, as those terms are defined in 1C § 4-2-6-1, has a financial interest in the Contract, the Contractor attests to compliance with the disclosure requirements in IC § 4-2-6-10.5.

Agreement to Use Electronic Signatures

I agree, and it is my intent, to sign this Contract by accessing State of Indiana Supplier Portal using the secure password assigned to me and by electronically submitting this Contract to the State of Indiana. I understand that my signing and submitting this Contract in this fashion is the legal equivalent of having placed my handwritten signature on the submitted Contract and this affirmation. I understand and agree that by electronically signing and submitting this Contract in this fashion I am affirming to the truth of the information contained therein. I understand that this Contract will not become binding on the State until it has been approved by the Department of Administration, the State Budget Agency, and the Office of the Attorney General, which approvals will be posted on the Active Contracts Database: https://secure.in.aov/apps/idoa/contractsearch/

In Witness Whereof, the Contractor and the State have, through their duly authorized representatives, entered into this Contract. The parties, having read and understood the foregoing terms of this Contract, do by their respective signatures dated below agree to the terms thereof.

SYRA HEALTH CORP		Indiana Family and Social Services Administration, NeuroDiagnostic Institute

By:	/s/ Deepika Vuppalanchi	By:	/s/ Matthew Foster
Title:	Chief Executive Officer	Title:	CEO & Superintendent
Date:	6/27/2022 | 06:34 PDT	Date:	6/29/2022 | 08:56 EDT

Electronically Approved by:
Department of Administration

By: (for)
Rebecca Holwerda, Commissioner

Electronically Approved by:	Electronically Approved as to Form and Legality by:
State Budget Agency	Office of the Attorney General

By: (for)	By: (for)
Zachary Q. Jackson, Director	Theodore E Rokita, Attorney General

Exhibit 2A

NEURODIAGNOSTIC INSTITUTE (NDI) STAFFING

YEARLY RATES AND FTES FOR UNITS AND FINANCIAL SUMMARY

37.5 HOURS WEEKLY/1950 HOURS ANNUALLY

Hourly Rates:

Position	*Year 1 Hourly Rate	Year 2 Hourly Rate	Year 3 Hourly Rate	Year 4 Hourly Rate
Special Attendant	$32.00	$32.64	$33.29	$33.96
Charge Nurse	$70.00	$71.40	$72.83	$74.28
Nurse 4	$65.00	$66.30	$67.63	$68.98
Clinical Nurse Manager	$65.00	$66.30	$67.63	$68.98
Special Attendant Supervisor	$36.00	$36.72	$37.45	$38.20
LPN	$45.00	$45.90	$46.81	$47.74

*** Effective 02.01.2022 applied hourly rate increase***

***LPN Rate effective May 1, 2022*****

Unit 2E - Psych – Med Unit

Position	Position PT	Position FT	Total FTE
Special Attendant	0	20	20
Charge Nurse	0	4	4
Nurse 4	0	4	4
LPN	0	2	2
	0	30	30

Unit 2NW - Neuro-Cognitive Unit

Position	Position PT	Position FT	Total FTE
Special Attendant	0	16	16
Charge Nurse	0	4	4
Nurse 4	0	4	4
LPN	0	2	2
	0	26	26

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